UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21727
                                                    ----------------------

                     FIRST TRUST/FIDAC MORTGAGE INCOME FUND
     --------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                        1001 Warrenville Road, Suite 300
                                 LISLE, IL 60532
     --------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                W. Scott Jardine
                           First Trust Portfolios L.P.
                              1001 Warrenville Road
                                    Suite 300
                                 LISLE, IL 60532
     --------------------------------------------------------------------
                     (Name and address of agent for service)

        registrant's telephone number, including area code: 630-241-4141
                                                           ----------------
                       Date of fiscal year end: OCTOBER 31
                                               -------------------
                   Date of reporting period: OCTOBER 31, 2005
                                            ----------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                                   [LOGO] FIDAC
[LOGO] FIRST Trust                        --------------------------------------
A D V I S O R S L.P.                      Fixed Income Discount Advisory Company


                                FIRST TRUST/FIDAC
                              MORTGAGE INCOME FUND


                                [GRAPHIC OMITTED]


                                  ANNUAL REPORT
                                 FOR THE PERIOD

                        MAY 17, 2005 TO OCTOBER 31, 2005

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                     FIRST TRUST/FIDAC MORTGAGE INCOME FUND
                                  ANNUAL REPORT
                                OCTOBER 31, 2005

Shareholder Letter ..........................................................  1
Portfolio Commentary ........................................................  2
Portfolio Components ........................................................  5
Portfolio of Investments ....................................................  6
Statement of Assets and Liabilities .........................................  8
Statement of Operations .....................................................  9
Statement of Changes in Net Assets .......................................... 10
Statement of Cash Flows ..................................................... 11
Financial Highlights ........................................................ 12
Notes to Financial Statements ............................................... 13
Report of Independent Registered Public Accounting Firm ..................... 18
Additional Information ...................................................... 19
     Dividend Reinvestment Plan
     Proxy Voting Policies and Procedures
     Portfolio Holdings
     NYSE Certification Information
     By-Law Amendment
     Board Approval of Advisory and Sub-Advisory Agreements
Management .................................................................. 21

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This Annual Report contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. and/or Fixed Income Discount Advisory Company and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would," or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Fund's actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this Annual Report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of First Trust Advisors L.P. and/or Fixed Income Discount Advisory Company and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                             HOW TO READ THIS REPORT

This report contains information that can help you evaluate your investment. It includes details about the First Trust/FIDAC Mortgage Income Fund (the "Fund") and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the letter from the Fund's President, James A. Bowen, together with the portfolio commentary by the portfolio management team at the Fund's sub-advisor, Fixed Income Discount Advisory Company ("FIDAC"), you will obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows can help you understand the Fund's performance compared to that of relevant benchmarks.

It is important to keep in mind that the opinions expressed by Mr. Bowen, First Trust Advisors L.P. and FIDAC personnel are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. Of course, the risks of investing in the Fund are spelled out in the prospectus.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                     FIRST TRUST/FIDAC MORTGAGE INCOME FUND
                                  ANNUAL REPORT
                                OCTOBER 31, 2005

Dear Shareholder:

We are pleased to present our first report to shareholders of First Trust/FIDAC Mortgage Income Fund (NYSE Symbol: FMY). Although it is a short reporting period, the Fund is off to a good start. We launched and closed our common equity offering in May 2005. Since that time our economy has endured several short-term rate increases by the Federal Reserve as well as devastating hurricanes in the Gulf Coast Region. Despite pressure on the market price, the Fund has upheld a relatively stable net asset value ("NAV") while maintaining a steady annualized distribution rate of 6.25% on the $20 Common Share IPO price.

As you know, the Fund's primary investment objective is to seek a high level of current income. As a secondary objective, the Fund seeks to preserve capital. The Fund currently pursues these investment objectives by investing primarily in mortgage-backed securities representing part ownership in a pool of either residential or commercial mortgage loans that, in the opinion of Fixed Income Discount Advisory Company ("FIDAC" or the "Sub-Advisor"), offer an attractive combination of credit quality, yield and maturity.

FIDAC's portfolio management team is positioning the portfolio to invest in securities that have the potential to outperform other fixed-income securities as interest rates rise and mortgage refinancing slows. I encourage you to read the commentary from the FIDAC portfolio management team found on the following pages. It includes a review of the Fund's performance and the portfolio managers' outlook for the markets.

We thank you for your confidence in First Trust Advisors L.P. ("First Trust") and FIDAC and will work diligently to keep earning it.

Sincerely,


/s/ James A. Bowen

James A. Bowen
President of First Trust/FIDAC Mortgage Income Fund
December 8, 2005

--------------------------------------------------------------------------------
           A COMMENTARY ON THE FIRST TRUST/FIDAC MORTGAGE INCOME FUND
--------------------------------------------------------------------------------

SUMMARY

      o   FIRST TRUST/FIDAC MORTGAGE INCOME FUND: REVIEW OF FUND OBJECTIVES.

      o THE MORTGAGE MARKET: PREPAYMENTS EXPECTED TO SLOW; ASSESSING THE "NEW" NEWS AT FANNIE MAE.

      o THE ECONOMY: DESPITE KATRINA, FED RAISES RATES AGAIN; GREENSPAN TAKES ON HOUSING.

      o   THE MARKETS: RATES RISE ACROSS THE CURVE; THE SHORT END LEADS THE WAY.

FIRST TRUST/FIDAC MORTGAGE INCOME FUND

The First Trust/FIDAC Mortgage Income Fund (the "Fund" or "FMY") received approximately $76 million in proceeds from its initial public offering on May 26, 2005. The Fund's primary investment objective is to seek a high level of current income. As a secondary objective, the Fund seeks to preserve capital. The Fund will pursue its objectives by investing primarily in mortgage-backed securities representing part ownership in a pool of either residential or commercial mortgage loans that, in the opinion of the Fund's sub-advisor, offer an attractive combination of credit quality, yield and maturity. These securities may be issued by government agencies or by private originators or issuers, generally in the form of pass-through certificates, collateralized mortgage obligations, residential mortgage-backed securities or commercial mortgage-backed securities. The Fund may leverage to an aggregate amount of up to 33 1/3% of the Fund's Managed Assets. The Fund intends to utilize leverage primarily through the use of reverse repurchase agreements.

FUND PERFORMANCE

Since inception through October 31, 2005, First Trust/FIDAC Mortgage Income Fund had a net asset value ("NAV") return of 1.37%. The Fund's benchmark, the Lehman Brothers MBS Fixed Rate Index, had a total return of -0.25% over the same period. The NAV of the Fund declined 0.21% from $19.06 to $19.02, while the Fund paid dividends totaling $0.3126 per share through October 31, 2005.

The Fund's market value total return for the period ended October 31, 2005 was -16.5%. The difference between the market value total return and the NAV total return is a result of the initial sales load and the Fund trading at a discount to its NAV on October 31, 2005. On October 31, 2005, the Fund closed at a market price of $16.40 and reported a NAV of $19.02.

The Fund has an initial bias towards rising interest rates and should outperform other fixed-income investments when interest rates are rising. The Fund is able to benefit from the rising yields by investing in securities that perform better as interest rates rise and consumers refinance their mortgage loans at a slower pace. Over the period May 26, 2005 through October 31, 2005, yields on the two-year U.S. Treasury Note increased 75 basis points (a basis point is 0.01%) while the 10-year Treasury Note increased 47 basis points and 30-year conventional mortgage rates, as measured by Freddie Mac Commitment Rates, increased 50 basis points.

THE MORTGAGE MARKET

With the exception of October 2005, prepayment speeds stayed relatively fast as the low rate environment of June and July worked its way through the mortgage pipeline. For the month of October, mortgage prepayment speeds decreased for fixed-rate and adjustable-rate mortgages as higher rates and fewer business days in October tempered mortgage refinancing activity. As we enter the fall/winter months, we expect higher mortgage rates and slower seasonal factors to lower prepayment speeds further. The Mortgage Bankers Association Refinancing Index is reflecting this anticipated slowdown, as it now stands at 1,863, which is about 13% lower than the three-month average of 2,151. We will be paying very close attention to whether this expected slowdown is just the usual seasonal noise or if it reflects a slowing in the overall housing market going forward. Typically, a slowing housing market would imply sustainable lower prepayment rates relative to the recent past. Also, lower prepayments would cause repayment periods on existing securities to expand and likely lead to spreads on mortgage-backed securities to widen. We have experienced some of this spread widening in the mortgage-backed securities sector recently as the 10-year Treasury yield increased by 23 basis points during October.

The popular press has devoted an extraordinary amount of time and concern to the number of alternative mortgage products that have come to define today's robust housing market. The most popular, and perhaps most risky, of these products has been Option ARMs (also known as Negative Amortization ARMs). An Option ARM typically provides the borrower with four choices each month:

      1. The minimum payment, which can start as low as a 1.0% pay rate, and allows for negative amortization, or in other words a growing principal balance.

      2. An interest-only payment, which is the payment necessary to keep the loan balance constant and not negatively amortize.

      3. A payment of interest and principal that would amortize the loan over a 30-year period.

      4. A payment of interest and principal that would amortize the loan over a 15-year period.

The most enticing of these options is the minimum payment option because of its extremely low payment amount. However, because this option allows for the loan to negatively amortize, it also has the most potential to cause credit problems for the borrower. This innovative mortgage has become very common over the past few months as the mortgage banking community has addressed the challenge of closing the gap between the relatively steep climb in house prices and the relatively flat growth in personal incomes. Thus, they have been used as a way for a borrower to stretch his or her affordability levels.

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    A COMMENTARY ON THE FIRST TRUST/FIDAC MORTGAGE INCOME FUND - (CONTINUED)
--------------------------------------------------------------------------------

However, as mentioned above, such products do not come without increased risk. We believe such products have increased the amount of credit risk in the mortgage market, especially if interest rates rise or house price appreciation trends lower. IT IS FOR THIS REASON THAT WE HAVE STAYED AWAY FROM PURCHASING SUCH ASSETS. It is also worth noting that Fannie Mae and Freddie Mac ("government sponsored entities" or "GSEs"), whose mortgage-backed bonds we purchase, have been reluctant to significantly enter into the Option ARM arena. For example, according to Lehman Brothers' research, Freddie Mac has been very selective in taking on such mortgage products, as it has only accounted for 3% of their business this year.

Fannie Mae and Freddie Mac were back in the headlines in October. The House of Representatives passed their version of the GSE regulatory reform bill. In general, the House bill calls for the creation of a new regulator that would have the power to bar the GSEs from new business lines and place them under receivership in the event of default. It also has a requirement that 3.5% of their after-tax profits be allocated to a fund for affordable housing. However, the bill does not include any portfolio size limits. Thus, we believe it is unlikely that this legislation will be enacted prior to year-end because the Senate's version of the bill calls for specific portfolio limits. These limits address the concerns of Fed Chairman Greenspan and the White House that the GSEs are too large. We expect the debate surrounding the portfolio limits to continue into 2006.

In related news, the Office of Federal Housing Enterprise, the current GSE regulator, announced Fannie Mae reached the 30% capital surplus target that had been imposed because of the accounting restatement process that is under way. To meet this requirement, Fannie Mae has had to shrink its portfolio by $177 billon year-to-date. We believe most market participants are hoping that by meeting its capital surplus target, Fannie Mae signals an inflection point for shrinkage in its portfolio and that the company will slowly come back to the market.

THE ECONOMY

Interest rates in the period ended October 31, 2005 have exhibited significant volatility, particularly in the short end of the yield curve. The Fed has continued its Fed tightening program, even in the wake of Hurricanes Katrina and Rita. On November 1, 2005, the Federal Funds rate was increased to 4.00%, the highest since 2001. The bond market has come to accept that inflation is indeed an issue to be countered with the tools of monetary policy.

Before Hurricane Katrina, we believed the economy was perceived to be fairly vibrant. In particular, housing has remained strong, with new and existing home sales posting near-record numbers, and consumer spending was strong. Real estate valuations rose, providing good support for spending. Since Hurricane Katrina, we have seen a drop in consumer spending, although this has been primarily a consequence of higher energy prices. Looking ahead, we expect to see continued volatility in the bond market as the Federal Reserve continues its tightening pattern. We also will watch the effects of higher rates on the housing market and its potential ramifications on consumer patterns.

Market participants obtained clarity on at least one question: Ben S. Bernanke will step into the very large shoes of the soon-to-retire Alan Greenspan as the new Chairman of the Federal Reserve in January, pending his confirmation by the U.S. Senate. Bernanke is an academic who has spent the last three years in government service, most recently as the Chairman of the President's Council of Economic Advisors and before that as a governor of the Federal Reserve Board. Prior to that he headed the economics department at Princeton University. In general, the bond and the stock markets have reacted calmly to the idea of Bernanke as the new leader at the Fed. He's a known commodity with an extensive body of work on macroeconomic policy and monetary policy, with a focus on studying the Great Depression.

While the market knows who will be the new Fed Chair, it now is focusing on what kind of policymaker he will be. In this regard, several of his intellectual touchstones have come under scrutiny. Dr. Bernanke first garnered attention beyond the halls of academia when, in November 2002, he delivered a speech that became the basis for the Fed's deflation-fighting policy. In "Deflation: Making Sure `It' Doesn't Happen Here," Bernanke essentially argued that the Fed would take any steps necessary to stave off deflation, including non-traditional policy tools. These tools, such as fomenting inflation by cranking up the currency printing press or buying back Treasuries, are a viable alternative as interest rates neared zero because, as he said, "Sustained deflation can be highly destructive to a modern economy and should be strongly resisted." The following year, Bernanke gave a speech entitled "A Perspective on Inflation Targeting," in which he spoke admiringly of the track record of central banks around the world which practice the policy. Bernanke has also been a vocal proponent of transparency and clarity in communicating the Fed's approach to monetary policy. As it relates to the Fed's ability to influence market expectations, he said last year that "the Federal Open Market Committee statement has become an increasingly important tool of policy." These speeches and his other writings have been combed over as the market has tried to evaluate the future Bernanke-led Federal Reserve.

We will likely get some clues to Bernanke's approach going forward during his confirmation hearings. In the meantime, though, the Fed Funds futures market is generally expecting the Fed Funds rate to be increased by 25 basis points at each of the remaining two meetings that will be overseen by Alan Greenspan. We have no special insight into what Bernanke will do once in office. In his nomination press conference, Bernanke stated, "My first priority will be to maintain continuity with the policies and policy strategies established during the

--------------------------------------------------------------------------------
    A COMMENTARY ON THE FIRST TRUST/FIDAC MORTGAGE INCOME FUND - (CONTINUED)
--------------------------------------------------------------------------------

Greenspan years." We take that to mean that he will not be dogmatic or ideological in his approach, although his style will certainly be different--more transparency in his speeches and official Fed statements. Instead, we believe, he will focus on the data. Thus, the question that the market must think about is what kind of economy is Bernanke inheriting?

Certain aspects of the economy are solid. The Institute of Supply Management reported strong non-manufacturing and manufacturing results for October, with strength in employment and prices paid. The first estimate of third quarter Gross Domestic Product came in at 3.8%, higher than consensus, and core inflation moved mostly sideways, while headline numbers (which include the more volatile food and energy components) rose. The core PCE (personal consumption expenditures by major type of product), which has been identified as the Fed's preferred measure of inflation, rose 2.0% on a year-over-year basis through September, at the high end of the so-called comfort range. On the other hand, we note weakness in housing and consumer spending, both important data series for the U.S. economy going forward. Real consumer spending fell by -0.4% in September following a -1.0% decline in August, portending slowing spending in the fourth quarter. Spending on both durables and non-durables fell in the month, which offset small gains in consumption of services. Inventories of unsold homes are rising, mortgage rates are rising, and mortgage refinancing activity is declining.

Perhaps the most germane economic variable for the prospective Fed Chairman to consider is the fact that the current tightening cycle has successfully flattened the yield curve. Currently, the spread between the 10-year Treasury and Fed Funds stands at approximately 70 basis points, below its long run average of about 90 basis points, and well in from the 359 basis point spread in the second quarter of 2004. The shape of the yield curve is a good leading indicator of economic activity. The Federal Reserve Bank of New York recently released a piece on the yield curve as a leading indicator. According to the author, "The difference between long-term and short-term interest rates has borne a consistent negative relationship with subsequent real economic activity in the United States, with a lead time of about four to six quarters." To again quote from the New York Fed, "A tightening of monetary policy usually means a rise in short-term interest rates, typically intended in the end to lead to a reduction in inflationary pressures. When these pressures subside, it is expected that a policy of easing will follow."

THE MARKETS

During the period, yields in the fixed-income market rose across the board. The short end of the curve experienced the brunt of the sell- off, reflecting the perception that the Fed may need to pursue more of a tightening policy. Stocks finished the period slightly higher and oil hit new highs in the wake of Hurricane Katrina. Comparative economic data is shown in the table below.

                                                                        %
                                       31-OCT-05       31-MAY-05      CHANGE
              FEDERAL FUNDS RATE             3.8%            3.0%       25.0%
              2-YEAR US TREASURY             4.4%            3.6%       22.4%
             10-YEAR US TREASURY             4.6%            4.0%       14.3%
   30-YEAR CONVENTIONAL MORTGAGE             6.1%            5.5%       12.3%
                    DOLLAR INDEX           90.07           87.76         2.6%
                         S&P 500        1,207.01        1,191.50         1.3%
                NASDAQ COMPOSITE        2,120.30        2,068.22         2.5%
     GOLD $/OZ (NEARBY CONTRACT)       $  466.90       $  416.30        12.2%
     OIL $/BBL (NEARBY CONTRACT)       $   59.76       $   51.97        15.0%
MBA REFI INDEX (MONTH-END VALUE)         1,862.8        2,142.10       -13.0%

FIRST TRUST/FIDAC MORTGAGE INCOME FUND
PORTFOLIO COMPONENTS+
OCTOBER 31, 2005

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

U.S. Government Agency Mortgage-Backed Securities           68.7%
Collateralized Mortgage Obligations                         31.3%

+ Percentages are based on total investments. Please note that the percentages shown on the Portfolio of Investments are based on net assets.


                       See Notes to Financial Statements.                 Page 5

FIRST TRUST/FIDAC MORTGAGE INCOME FUND
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2005

                                                                                  MARKET
     SHARES                             DESCRIPTION                               VALUE
----------------   ------------------------------------------------------    ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
       SECURITIES - 87.0%

                   FEDERAL HOME LOAN MORTGAGE CORPORATION
                   (FHLMC) - 69.4%
$      5,831,125   Gold, Pool A35567, 5.50%, 6/01/35 ....................    $     5,759,705
       7,781,382   Gold, Pool A45294, 5.50%, 6/01/35 ....................          7,686,076
       5,972,320   Gold, Pool A45498, 5.50%, 6/01/35 ....................          5,899,171
      30,347,644   Gold, Pool G01649, 5.00%, 2/01/34 ....................         29,315,912
       4,927,884   Gold, Pool G08062, 5.00%, 6/01/35 ....................          4,744,331
                                                                             ---------------
                                                                                  53,405,195
                                                                             ---------------

                   FEDERAL NATIONAL MORTGAGE ASSOCIATION
                   (FNMA) - 17.6%
       5,916,765   Pool 256007, 6.00%, 10/01/35 .........................          6,017,362
       7,820,526   Pool 825966, 5.00%, 7/01/35 ..........................          7,530,567
                                                                             ---------------
                                                                                  13,547,929
                                                                             ---------------

                   TOTAL U.S. GOVERNMENT AGENCY
                   MORTGAGE-BACKED SECURITIES ...........................         66,953,124
                   (Cost $68,892,102)                                        ---------------

COLLATERALIZED MORTGAGE OBLIGATIONS - 39.7%
       3,000,000   Banc of America Mortgage Securities,
                       Series 2005-1, Class 1A16, 5.50%, 2/25/35 ........          2,954,061
       3,000,000   Citicorp Mortgage Securities, Inc.,
                       Series 2005-3, Class 1A3, 5.50%, 4/25/35 .........          2,889,350
      16,691,891   Federal Home Loan Mortgage Corp.,
                       Series 2807, Class SB, IO, 3.48%, 11/15/33+ ......          1,711,553
       8,893,033   Federal Home Loan Mortgage Corp.,
                       Series 2869, Class ST, IO, 3.28%, 3/15/23+ .......            683,895
       4,739,600   Federal Home Loan Mortgage Corp.,
                       Series 2870, Class JI, IO, 5.00%, 10/15/27 .......            972,757
         792,000   Federal Home Loan Mortgage Corp.,
                       Series 2888, Class OI, IO, 5.00%, 1/15/27 ........            167,040
       2,912,072   Federal Home Loan Mortgage Corp.,
                       Series 2906, Class XW, 5.64%, 7/15/34+ ...........          2,839,990
       1,774,808   Federal Home Loan Mortgage Corp.,
                       Series 2921, Class IQ, IO, 5.00%, 1/15/29 ........            410,660
       2,482,619   Federal Home Loan Mortgage Corp.,
                       Series 2938, Class PI, IO, 5.00%, 11/15/28 .......            366,003
       1,933,440   Federal Home Loan Mortgage Corp.,
                       Series 2943, Class JI, IO, 5.00%, 1/15/24 ........            288,795
      34,579,658   Federal Home Loan Mortgage Corp., STRIP,
                       Series 227, Class IO, IO, 5.00%, 12/01/34 ........          8,909,667
       4,807,557   Federal Home Loan Mortgage Corp., STRIP,
                       Series 231, Class IO, IO, 5.50%, 8/01/35 .........          1,255,974
      12,810,598   Federal Home Loan Mortgage Corp., STRIP,
                       Series 232, Class IO, IO, 5.00%, 8/01/35 .........          3,360,781


Page 6                 See Notes to Financial Statements.

FIRST TRUST/FIDAC MORTGAGE INCOME FUND
PORTFOLIO OF INVESTMENTS - (CONTINUED)
OCTOBER 31, 2005

                                                                                 MARKET
     SHARES                             DESCRIPTION                               VALUE
----------------   ------------------------------------------------------    ---------------
COLLATERALIZED MORTGAGE OBLIGATIONS- (CONTINUED)

$      2,627,730   Federal National Mortgage Association,
                       Series 2005-39, Class BI, IO,
                       5.00%, 6/25/28 ...................................    $       358,100
      12,806,363   Federal National Mortgage Association, STRIP,
                       Series 360, Class 2, IO, 5.00%, 7/01/35 ..........          3,333,656
                                                                             ---------------

                   TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS ............         30,502,281
                   (Cost $28,894,125)                                        ---------------

                   TOTAL INVESTMENTS - 126.7% ...........................         97,455,405
                   (Cost $97,786,227)*

                   REVERSE REPURCHASE AGREEMENT - (26.1)%
     (20,100,000)  (With UBS Securities 4.09% dated 10/31/05,
                   to be repurchased at $20,102,284 on 11/01/05,
                   collateralized by $20,676,479 Federal Home
                   Loan Mortgage Corp., Gold, 5.00% due 2/01/34) ........        (20,100,000)
                                                                             ---------------

                   NET OTHER ASSETS AND LIABILITIES - (0.6)% ............           (430,686)
                                                                             ---------------

                   NET ASSETS - 100.0% ..................................    $    76,924,719
                                                                             ===============

--------------------------------------------------------------------------------

    * Aggregate cost for federal income tax and financial reporting purposes is $97,835,075.

    + Variable rate security. The interest rate shown reflects the rate in effect at October 31, 2005.

STRIP    Separate trading of registered interest and principal of securities

   IO    Interest Only


                       See Notes to Financial Statements.                 Page 7

FIRST TRUST/FIDAC MORTGAGE INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2005

ASSETS:
Investments, at value
   (Cost $97,786,227) ...............................................................   $ 97,455,405
Cash ................................................................................        293,352
Interest receivable .................................................................        686,186
Receivable from investment advisor ..................................................         40,996
Prepaid expenses ....................................................................          3,950
                                                                                        ------------
     Total Assets ...................................................................     98,479,889
                                                                                        ------------
LIABILITIES:
Reverse repurchase agreement ........................................................     20,100,000
Payables:
     Investment securities purchased ................................................      1,249,932
     Investment advisory fees .......................................................         69,204
     Audit and legal fees ...........................................................         47,977
     Printing fees ..................................................................         36,324
     Interest expense on reverse repurchase agreements ..............................         25,996
     Administrative fees ............................................................          6,513
     Custodian fees .................................................................          2,136
Accrued expenses ....................................................................         17,088
                                                                                        ------------
       Total Liabilities ............................................................     21,555,170
                                                                                        ------------
NET ASSETS ..........................................................................   $ 76,924,719
                                                                                        ============
NET ASSETS CONSIST OF:
Undistributed net investment income .................................................   $    226,733
Accumulated net realized loss on investments sold ...................................        (73,390)
Net unrealized depreciation of investments ..........................................       (330,822)
Par value ...........................................................................         40,452
Paid-in capital .....................................................................     77,061,746
                                                                                        ------------
       Total Net Assets .............................................................   $ 76,924,719
                                                                                        ============
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share) ................   $      19.02
                                                                                        ============
Number of Common Shares outstanding .................................................      4,045,236
                                                                                        ============


Page 8                 See Notes to Financial Statements.

FIRST TRUST/FIDAC MORTGAGE INCOME FUND
STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED OCTOBER 31, 2005*

INVESTMENT INCOME:
Interest ............................................................................   $  2,197,444
                                                                                        ------------
     Total investment income ........................................................      2,197,444
                                                                                        ------------
EXPENSES:
Investment advisory fees ............................................................        393,922
Interest expense on reverse repurchase agreements ...................................        218,513
Audit and legal fees ................................................................         58,809
Administration fees .................................................................         39,392
Trustees' fees and expenses .........................................................         26,302
Custodian fees ......................................................................          5,349
Other ...............................................................................         85,842
                                                                                        ------------
     Total expenses .................................................................        828,129
     Fees waived by the investment advisor ..........................................        (59,088)
     Fees waived by the administrator ...............................................         (7,878)
                                                                                        ------------
Net expenses ........................................................................        761,163
                                                                                        ------------
NET INVESTMENT INCOME ...............................................................      1,436,281
                                                                                        ------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
     Securities transactions ........................................................         15,549
     Written option transactions ....................................................        (33,946)
                                                                                        ------------
Net realized loss on investments during the period ..................................        (18,397)
                                                                                        ------------
Net change in unrealized appreciation/(depreciation) of investments during the period       (330,822)
                                                                                        ------------
Net realized and unrealized loss on investments .....................................       (349,219)
                                                                                        ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ................................   $  1,087,062
                                                                                        ============

----------------------------------------------------------------------

*     The Fund commenced operations on May 17, 2005.


                       See Notes to Financial Statements.                 Page 9

FIRST TRUST/FIDAC MORTGAGE INCOME FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                                                           PERIOD
                                                                                           ENDED
                                                                                        10/31/2005*
                                                                                        ------------
OPERATIONS:
Net investment income ...............................................................   $  1,436,281
Net realized loss on investments during the period ..................................        (18,397)
Net change in unrealized appreciation/(depreciation) of investments during the period       (330,822)
                                                                                        ------------
Net increase in net assets resulting from operations ................................      1,087,062

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ...............................................................     (1,264,541)
                                                                                        ------------
Total distributions to shareholders .................................................     (1,264,541)

CAPITAL TRANSACTIONS:
Net proceeds from sale of 4,045,236 Common Shares ...................................     77,264,007
Offering costs ......................................................................       (161,809)
                                                                                        ------------
Net increase from capital transactions ..............................................     77,102,198
                                                                                        ------------
Net increase in net assets ..........................................................     76,924,719

NET ASSETS:
Beginning of period .................................................................             --
                                                                                        ------------
End of period .......................................................................   $ 76,924,719
                                                                                        ============

Undistributed net investment income at end of period ................................   $    226,733
                                                                                        ============

----------------------------------------------------------------------

*     The Fund commenced operations on May 17, 2005.


Page 10                See Notes to Financial Statements.

FIRST TRUST/FIDAC MORTGAGE INCOME FUND
STATEMENT OF CASH FLOWS
FOR THE PERIOD ENDED OCTOBER 31, 2005*

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations ...............     $  1,087,062
  Adjustments to reconcile net increase in net assets resulting from operations to net cash used by operating activities:
Changes in assets and liabilities:
      Increase in investments, at value** ..........................      (97,455,405)
      Increase in interest receivable ..............................         (686,186)
      Increase in other assets .....................................          (44,946)
      Increase in payable for investment securities purchased ......        1,249,932
      Increase in interest expense on reverse repurchase agreements            25,996
      Increase in investment advisory fees payable .................           69,204
      Increase in audit and legal fees payable .....................           47,977
      Increase in printing fees payable ............................           36,324
      Increase in administrative fees payable ......................            6,513
      Increase in custodian fees payable ...........................            2,136
      Increase in accrued expenses .................................           17,088
                                                                         ------------
CASH USED BY OPERATING ACTIVITIES ..................................     $(95,644,305)
CASH FLOWS FROM FINANCING ACTIVITIES:
      Net proceeds from Common Shares sold .........................       77,102,198
      Distributions to shareholders from net investment income .....       (1,264,541)
      Increase in reverse repurchase agreements ....................       20,100,000
                                                                         ------------
CASH PROVIDED BY FINANCING ACTIVITIES ..............................       95,937,657
      Increase in cash .............................................          293,352
      Cash at beginning of period ..................................               --
                                                                         ------------
      Cash at end of period ........................................          293,352
                                                                         ------------
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
      Cash paid during the period for interest .....................     $    192,517

----------------------------------------------------------------------

*     The Fund commenced operations on May 17, 2005.

** Includes net change in unrealized depreciation on investments of $(330,822).


                       See Notes to Financial Statements.                Page 11

FIRST TRUST/FIDAC MORTGAGE INCOME FUND
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                            PERIOD
                                                                            ENDED
                                                                         10/31/2005*
                                                                         ------------
Net asset value, beginning of period ................................... $      19.10
                                                                         ------------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income ..................................................         0.36
Net realized and unrealized loss on investments ........................        (0.09)
                                                                         ------------
Total from investment operations .......................................         0.27
                                                                         ------------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income ..................................................        (0.31)
                                                                         ------------
Total from distributions ...............................................        (0.31)
                                                                         ------------
Common shares offering costs charged to paid-in capital ................        (0.04)
                                                                         ------------
Net asset value, end of period ......................................... $      19.02
                                                                         ============
Market value, end of period ............................................ $      16.40
                                                                         ============
TOTAL RETURN BASED ON NET ASSET VALUE (A)+ .............................         1.37%
                                                                         ============
TOTAL RETURN BASED ON MARKET VALUE (B)+ ................................       (16.53)%
                                                                         ============

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ................................... $     76,925
Ratio of net expenses to average net assets excluding interest expense .         1.62%**
Ratio of net expenses to average net assets ............................         2.28%**
Ratio of total expenses to average net assets ..........................         2.48%**
Ratio of net investment income to average net assets ...................         4.30%**
Portfolio turnover rate ................................................        14.37%

----------------------------------------------------------------------

*     The Fund commenced operations on May 17, 2005.

**    Annualized.

(a) Total return based on net asset value is the combination of reinvested dividend income and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in net asset value per share and does not reflect sales load.

(b) Total return based on market value is the combination of reinvested dividend income and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in Common Share market price per share, all based on Common Share market price per share.

+     Total return is not annualized for periods less than one year.


Page 12                See Notes to Financial Statements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                     FIRST TRUST/FIDAC MORTGAGE INCOME FUND
                                OCTOBER 31, 2005

                               1. FUND DESCRIPTION

First Trust/FIDAC Mortgage Income Fund (the "Fund") is a diversified closed-end management investment company organized as a Massachusetts business trust on February 22, 2005, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FMY on the New York Stock Exchange ("NYSE").

The Fund's primary investment objective is to seek a high level of current income. As a secondary objective, the Fund will seek to preserve capital. The Fund will pursue these objectives by investing in mortgage-backed securities that, in the opinion of Fixed Income Discount Advisory Company ("FIDAC" or the Fund's "Sub-Advisor"), offer an attractive combination of credit quality, yield and maturity. There can be no assurance that the Fund's investment objectives will be achieved.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Common Shares of the Fund is computed based upon the value of the Fund's portfolio securities and other assets. The NAV is determined as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The Fund calculates NAV per Common Share by subtracting the Fund's liabilities (including accrued expenses, dividends payable and all borrowings of the Fund) from the Fund's Managed Assets (the value of the securities and other investments the Fund holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of Common Shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund's Board of Trustees. Securities for which market quotations are readily available are valued at market value, which is currently determined using the last reported sale price or, if no sales are reported (as in the case of some securities traded over-the-counter), the last reported bid price, except that certain U.S. government securities are valued at the mean between the last reported bid and asked prices. The Fund will value mortgage-backed securities ("MBS") and other debt securities not traded in an organized market on the basis of valuations provided by dealers or by an independent pricing service, approved by the Board of Trustees, which uses information with respect to transactions in such securities, quotations from dealers, market transactions for comparable securities, various relationships between securities and yield to maturity in determining value. Debt securities having a remaining maturity of less than sixty days when purchased and debt securities originally purchased with maturities of sixty days or more but which currently have maturities of less than sixty days are valued at cost adjusted for amortization of premiums and accretion of discounts. In the event that market quotations are not readily available, the pricing service does not provide a valuation for a particular security, or the valuations are deemed unreliable, or if events occurring after the close of the principal markets for particular securities (e.g., domestic debt and foreign securities), but before the Fund values its assets, would materially affect NAV, First Trust Advisors L.P. ("First Trust") may use a fair value method to value the Fund's securities and investments. The use of fair value pricing by the Fund is governed by valuation procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act.

The Fund values exchange-traded options and other derivative contracts at the closing price on the exchange on which they are principally traded, or if not traded, or no closing price is available, at the mean between the last bid and asked prices.

B. OPTION CONTRACTS:

COVERED CALL OPTIONS. The Fund may enter into hedging and strategic transactions to seek to reduce interest rate risk arising from any use of financial leverage by the Fund, to facilitate portfolio management and to mitigate risks, including interest rate and credit risks.

Options the Fund writes (sells) will either be exercised, expire or be cancelled pursuant to a closing transaction. If the price of the underlying security exceeds the option's exercise price, it is likely that the option holder will exercise the option. If an option written (sold) by the Fund is exercised, the Fund would be obligated to deliver the underlying security to the option holder upon payment of the

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST/FIDAC MORTGAGE INCOME FUND
                                OCTOBER 31, 2005

exercise price. In this case, the option premium received by the Fund will be added to the amount realized on the sale of the security for purposes of determining gain or loss. If the price of the underlying security is less than the option's exercise price, the call option will likely expire without being exercised. The option premium will be treated as short-term capital gain on the expiration date of the option. The Fund may also elect to close out its position in an option prior to its expiration by purchasing an option of the same option series as the option written (sold) by the Fund.

These options give the option holder the right, but not the obligation, to purchase a security from the Fund at the strike price on or prior to the option's expiration date. The ability to successfully implement the Fund's investment strategy depends on the ability of the Fund's Sub-Advisor to predict pertinent market movements, which cannot be assured. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market value, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. As the writer (seller) of a covered option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the option above the sum of the premium and the strike price of the option, but has retained the risk of loss should the price of the underlying security decline. The writer (seller) of an option has no control over the time when it may be required to fulfill its obligation as a writer (seller) of the option. Once an option writer (seller) has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

                                                         NUMBER
                                                           OF
                                                       CONTRACTS     PREMIUMS
                                                       ----------   ---------
WRITTEN OPTIONS
Options outstanding at the Fund's inception ........           --   $      --
Options written ....................................      280,000      22,070
Options exercised ..................................      (60,000)    (14,532)
Options expired ....................................     (220,000)     (7,538)
                                                       ----------   ---------
Options outstanding at October 31, 2005 ............           --   $      --
                                                       ==========   =========

C. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis, including amortization of premiums and the accretion of discounts.

Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date; interest income is not accrued until settlement date. The Fund instructs the custodian to segregate assets of the Fund with a current value at least equal to the amount of its when-issued purchase commitments.

D. REVERSE REPURCHASE AGREEMENTS:

A reverse repurchase agreement, although structured as a sale and repurchase obligation, acts as a financing under which the Fund will effectively pledge its assets as collateral to secure a short-term loan. Generally, the other party to the agreement makes the loan in an amount equal to a percentage of the market value of the pledged collateral. At the maturity of the reverse repurchase agreement, the Fund will be required to repay the loan and correspondingly receive back its collateral. While used as collateral, the assets continue to pay principal and interest which are for the benefit of the Fund.

      Maximum amount outstanding during the period..............    $20,100,000

      Average amount outstanding during the period*.............    $12,972,345

      Average monthly shares outstanding during the period .....      4,031,903

      Average debt per share outstanding during the period......          $3.22

* The average amount outstanding during the period was calculated by adding the borrowings at the end of each day and dividing the sum by the number of days in the period ended October 31, 2005.

Interest rates ranged from 3.24% to 4.09% during the period ended October 31, 2005, on borrowings by the Fund under reverse repurchase agreements, which had interest expense that aggregated $218,513.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST/FIDAC MORTGAGE INCOME FUND
                                OCTOBER 31, 2005

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

The Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with leverage. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. Permanent differences incurred during the period ended October 31, 2005, resulting in book and tax accounting differences, have been reclassified at year end to reflect an increase in undistributed net investment income by $54,993 and an increase in accumulated net realized loss on investments by $54,993. Net assets were not affected by this reclassification.

The tax character of distributions paid during fiscal period ended October 31, 2005 is as follows:

                                                             2005
                                                             ----
Distributions paid from:
Ordinary Income................................        $     1,264,541

As of October 31, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income..................        $       226,733
Net Unrealized Depreciation....................        $      (379,670)

F. INCOME TAXES:

The Fund intends to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and by distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes.

G. EXPENSES:

The Fund pays all expenses directly related to its operations.

H. ORGANIZATION AND OFFERING COSTS:

Organization costs consist of costs incurred to establish the Fund and enable it to legally do business. These costs include filing fees, listing fees, legal services pertaining to the organization of the business and audit fees relating to the initial registration and auditing the initial statement of assets and liabilities, among other fees. Offering costs consist of legal fees pertaining to the Fund's Common Shares offered for sale, registration fees, underwriting fees, and printing of the initial prospectus, among other fees. First Trust and FIDAC have paid all organization expenses and all offering costs of the Fund (other than sales load) that exceeded $0.04 per Common Share. The Fund's share of Common Share offering costs, $161,809, was recorded as a reduction of the proceeds from the sale of Common Shares.

          3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. First Trust serves as investment advisor to the Fund pursuant to an Investment Management Agreement. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund's Managed Assets.

FIDAC serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a portfolio management fee of 0.50% of Managed Assets that is paid monthly by First Trust from its investment advisory fee.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST/FIDAC MORTGAGE INCOME FUND
                                OCTOBER 31, 2005

First Trust has agreed to reimburse the Fund for fees and expenses in an amount equal to 0.15% of the average daily Managed Assets of the Fund through December 31, 2005. The Sub-Advisor has agreed to bear a portion of this expense reimbursement obligation by reducing the amount of its full sub-advisory fee by the lesser of (j) $100,000 or (ii) one-half of such organization expenses and offering costs of the Fund that exceeded 0.2% (or $0.04 per Common Share of the Fund's offering price. Reimbursements are reported as "fees waived by the investment advisor" in the Statement of Operations.

PFPC Inc. ("PFPC"), an indirect, majority-owned subsidiary of The PNC Financial Services Group, Inc., serves as the Fund's Administrator and Transfer Agent in accordance with certain fee arrangements. PFPC Trust Company, an indirect, majority-owned subsidiary of The PNC Financial Services Group, Inc., serves as the Fund's Custodian in accordance with certain fee arrangements. PFPC has agreed to reimburse the Fund through December 31, 2005 for fees and expenses in an amount equal to 0.02% of the average daily Managed Assets of the Fund. Reimbursements are reported as "fees waived by the administrator" in the Statement of Operations.

The Fund pays each Trustee who is not an officer or employee of First Trust or any of its affiliates an annual retainer of $10,000, which includes compensation for all regular quarterly board meetings and regular committee meetings. No additional meeting fees are paid in connection with regular quarterly board meetings or regular committee meetings. Additional fees of $1,000 and $500 are paid to non-interested Trustees for special board meetings and non-regular committee meetings, respectively. These additional fees are shared by the funds in the First Trust fund complex that participate in the particular meeting and are not per fund fees. Trustees are also reimbursed for travel and out-of-pocket expenses in connection with all meetings.

                      4. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investment securities, excluding U.S. government and short-term investments, for the period ended October 31, 2005, aggregated amounts were $6,066,563 and $0, respectively.

Cost of purchases and proceeds from sales of U.S. government securities, excluding short-term investments, for the period ended October 31, 2005, aggregated amounts were $103,712,442 and $11,015,414, respectively.

As of October 31, 2005, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $2,204,824 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $2,584,494.

                                5. COMMON SHARES

As of October 31, 2005, 4,045,236 of $0.01 par value Common Shares were issued. An unlimited number of Common Shares have been authorized under the Fund's Dividend Reinvestment Plan.

COMMON SHARE TRANSACTIONS WERE AS FOLLOWS:

                                                         PERIOD ENDED
                                                       OCTOBER 31, 2005
                                                       ----------------
                                                     SHARES        AMOUNT
                                                   ----------   ------------
Proceeds from Common Shares sold................    4,045,236   $ 77,264,007
Offering costs..................................           --       (161,809)
                                                   ----------   ------------
                                                    4,045,236   $ 77,102,198
                                                   ==========   ============

                   6. PREFERRED SHARES OF BENEFICIAL INTEREST

The Fund's Declaration of Trust authorizes the issuance of an unlimited number of preferred shares of beneficial interest, par value $0.01 per share (the "Preferred Shares"), in one or more classes or series, with rights as determined by the Board of Trustees without the approval of Common Shareholders. As of October 31, 2005, no Preferred Shares have been issued.

                            7. CONCENTRATION OF RISK

An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST/FIDAC MORTGAGE INCOME FUND
                                OCTOBER 31, 2005

worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons, including the general condition of the bond market, or when political or economic events affecting the issuers occur.

                          8. CAPITAL LOSS CARRYFORWARD

As of October 31, 2005, the Fund had a capital loss carryforward for federal income tax purposes of $24,542 expiring on October 31, 2013.

                              9. SUBSEQUENT EVENTS

On October 28, 2005, the Fund declared a dividend of $0.1042 per share, which represents a dividend from net investment income to Common Shareholders of record November 8, 2005, payable November 15, 2005.

On November 21, 2005, the Fund declared a dividend of $0.1042 per share, which represents a dividend from net investment income to Common Shareholders of record December 5, 2005, payable December 12, 2005.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST/FIDAC MORTGAGE INCOME
FUND:

We have audited the accompanying statement of assets and liabilities of First Trust/FIDAC Mortgage Income Fund (the "Fund"), including the portfolio of investments, as of October 31, 2005, the related statements of operations, changes in net assets and cash flows and the financial highlights for the period May 17, 2005 (inception) through October 31, 2005. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the Fund's custodian and broker; where replies were not received from the broker, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Trust/FIDAC Mortgage Income Fund as of October 31, 2005, the results of its operations, the changes in its net assets and cash flows, and the financial highlights for the period May 17, 2005 (inception) through October 31, 2005, in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP

Chicago, Illinois
December 9, 2005

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

                     FIRST TRUST/FIDAC MORTGAGE INCOME FUND
                                OCTOBER 31, 2005

                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain dividends, on your Common Shares will be automatically reinvested by PFPC Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by PFPC Inc., as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If the Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.

      (2) If the Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (800) 331-1710, in accordance with such reasonable requirements as the Plan Agent and Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized, although cash is not received by you.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing PFPC Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

--------------------------------------------------------------------------------
                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund votes proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION - (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST/FIDAC MORTGAGE INCOME FUND
                                OCTOBER 31, 2005

                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

                         NYSE CERTIFICATION INFORMATION

In accordance with Section 303A-12 of the New York Stock Exchange ("NYSE") Listed Company Manual, the Fund's President has certified to the NYSE that, as of April 21, 2005, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund's reports to the SEC on Forms N-CSR and N-Q contain certifications by the Fund's principal executive officer and principal financial officer that relate to the Fund's public disclosure in such reports and are required by Rule 30a-2 under the 1940 Act.

                                BY-LAW AMENDMENT

On December 12, 2005, the Board of Trustees of the Fund approved certain changes to the By-Laws of the Fund that may have the effect of delaying or preventing a change of control of the Fund. To receive a copy of the revised By-Laws, investors may call the Fund at (800) 988-5891.

             BOARD APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS

The Board of Trustees approved the Investment Management Agreement (the "Agreement") with First Trust Advisors at a meeting held on March 7, 2005.

The Board received and reviewed data from First Trust which the Trustees discussed at the meeting with representatives of the Advisor, Fund counsel and independent counsel. The Board concluded that the terms of the Agreement are fair and reasonable and that the Agreement is in the best interest of the Fund.

The Trustees considered the nature, extent and quality of services to be provided under the Agreement, noting that First Trust Advisors employees provided management services to other closed-end funds in the First Trust complex with diligence and care. They noted the compliance program that had been developed by First Trust Advisors and the skills of its employees who would be working with the Fund. The Trustees concluded they were comfortable that First Trust Advisors had the capabilities and resources to oversee the operations of the Fund, including overseeing the Sub-Advisor.

The Trustees reviewed information compiled by First Trust Advisors from an independent source on management and advisory fees charged to similar closed-end funds, and they discussed with representatives of First Trust Advisors certain differences between those funds and the Fund. They noted that a portion of the fee payable by the Fund to First Trust Advisors would then be paid to the Sub-Advisor, and they took this and other costs to be borne by First Trust Advisors in connection with its services to be performed under the Agreement into consideration when analyzing the estimated profitability of the Agreement to First Trust Advisors. The Trustees concluded that the estimated profitability was not unreasonable.

At the March 7, 2005 meeting, the Trustees received a presentation from senior executives of the Sub-Advisor, who described the Sub-Advisor's experience and investment style and the performance of its other similar accounts. The Trustees had the opportunity to ask questions and review materials submitted by the Sub-Advisor, and they met with Fund counsel and independent counsel to review their duties and responsibilities in connection with their consideration of the Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement") among the Fund, the Advisor and the Sub-Advisor, as they also had done for the Agreement. The Trustees considered the nature, extent and quality of services to be provided by the Sub-Advisor, and noted the background and experience of the portfolio managers. They noted that the Sub-Advisor had not previously provided investment advisory services to a closed-end investment company, but they noted that the Advisor would be supervising the Sub-Advisor, and that the Sub-Advisor's compliance program would reflect regulatory restrictions imposed on closed-end funds.

The Sub-Advisor provided information on fees charged to its other non-closed-end fund clients, and the Trustees concluded that the fees to be paid under the Sub-Advisory Agreement were reasonable. The Trustees also concluded that the terms of the Sub-Advisory Agreement are fair and reasonable and that the Sub-Advisory Agreement is in the best interest of the Fund.

--------------------------------------------------------------------------------
MANAGEMENT (UNAUDITED)
--------------------------------------------------------------------------------

                     FIRST TRUST/FIDAC MORTGAGE INCOME FUND
                                OCTOBER 31, 2005

                         BOARD OF TRUSTEES AND OFFICERS

Information pertaining to the Trustees and officers* of the Fund is set forth below. The statement of additional information includes additional information about the Trustees and is available without charge, upon request, by calling
(800) 988-5891.

                                                                                               NUMBER OF               OTHER
                                                                                              PORTFOLIOS           TRUSTEESHIPS/
  NAME, D.O.B., ADDRESS AND           TERM OF OFFICE AND         PRINCIPAL OCCUPATION(S)    IN FUND COMPLEX        DIRECTORSHIPS
  POSITION(S) WITH THE FUND          LENGTH OF TIME SERVED         DURING PAST 5 YEARS    OVERSEEN BY TRUSTEE     HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                                       DISINTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------

Richard E. Erickson, Trustee        o   One year term           Physician; President,     24 portfolios                None
D.O.B. 04/51                        o   6 months served         Wheaton Orthopedics;
c/o First Trust Advisors L.P.                                   Co-owner and Co-
1001 Warrenville Road                                           Director, Sports Med
Suite 300                                                       Center for Fitness;
Lisle, IL 60532                                                 Limited Partner,
                                                                Gundersen Real Estate
                                                                Partnership

Thomas R. Kadlec, Trustee           o   One year term           Vice President and Chief  24 portfolios                None
D.O.B. 11/57                        o   6 months served         Financial Officer (1990
c/o First Trust Advisors L.P.                                   to present), ADM
1001 Warrenville Road                                           Investor Services, Inc.
Suite 300                                                       (Futures Commission
Lisle, IL 60532                                                 Merchant); Registered
                                                                Representative (2000 to
                                                                present), Segerdahl &
                                                                Company, Inc., an
                                                                NASD member (Broker-
                                                                Dealer); President, ADM
                                                                Derivatives, Inc. (May
                                                                2005 to present)

Niel B. Nielson, Trustee            o   One year term           President, Covenant       24 portfolios        Director of Good News
D.O.B. 03/54                        o   6 months served         College (June 2002 to                          Publishers-Crossway
c/o First Trust Advisors L.P.                                   present); Pastor, College                      Books; Covenant
1001 Warrenville Road                                           Church in Wheaton                              Transport, Inc.
Suite 300                                                       (1997 to June 2002)
Lisle, IL 60532

David M. Oster, Trustee             o   One year term           Trader (self-employed)    12 portfolios                None
D.O.B. 03/64                        o   6 months served         (1987 to present)
c/o First Trust Advisors L.P.                                   (Options Trading and
1001 Warrenville Road                                           Market Making)
Suite 300
Lisle, IL 60532

--------------------------------------------------------------------------------
MANAGEMENT - (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST/FIDAC MORTGAGE INCOME FUND
                                OCTOBER 31, 2005

                   BOARD OF TRUSTEES AND OFFICERS (CONTINUED)

                                                                                               NUMBER OF               OTHER
                                                                                              PORTFOLIOS           TRUSTEESHIPS/
  NAME, D.O.B., ADDRESS AND           TERM OF OFFICE AND         PRINCIPAL OCCUPATION(S)    IN FUND COMPLEX        DIRECTORSHIPS
  POSITION(S) WITH THE FUND          LENGTH OF TIME SERVED         DURING PAST 5 YEARS    OVERSEEN BY TRUSTEE     HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

James A. Bowen, Trustee,            o   One year Trustee        President, First Trust    24 portfolios                None
President, Chairman of the              term and indefinite     Advisors L.P. and First
Board and CEO                           officer term            Trust Portfolios L.P.;
D.O.B. 09/55                        o   6 months served         Chairman of the Board,
1001 Warrenville Road                                           BondWave LLC and
Suite 300                                                       Stonebridge Advisors
Lisle, IL 60532                                                 LLC

------------------------------------------------------------------------------------------------------------------------------------
                                                   OFFICERS WHO ARE NOT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------

Mark R. Bradley, Treasurer,         o   Indefinite term         Chief Financial Officer,          N/A                   N/A
Controller, Chief Financial         o   6 months served         Managing Director,
Officer, Chief Accounting                                       First Trust Advisors L.P.
Officer                                                         and First Trust
D.O.B. 11/57                                                    Portfolios L.P.; Chief
1001 Warrenville Road                                           Financial Officer,
Suite 300                                                       BondWave LLC and
Lisle, IL 60532                                                 Stonebridge Advisors
                                                                LLC

Susan M. Brix                       o   Indefinite term         Representative, First             N/A                   N/A
Assistant Vice President            o   6 months served         Trust Portfolios L.P.;
D.O.B. 01/60                                                    Assistant Portfolio
1001 Warrenville Road                                           Manager, First
Suite 300                                                       Trust Advisors L.P.
Lisle, IL 60532

Robert F. Carey,                    o   Indefinite term         Senior Vice President,            N/A                   N/A
Vice President                      o   6 months served         First Trust Advisors L.P.
D.O.B. 07/63                                                    and First Trust
1001 Warrenville Road                                           Portfolios L.P.
Suite 300
Lisle, IL 60532

--------------------------------------------------------------------------------
MANAGEMENT - (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST/FIDAC MORTGAGE INCOME FUND
                                OCTOBER 31, 2005

                   BOARD OF TRUSTEES AND OFFICERS (CONTINUED)

                                                                                               NUMBER OF               OTHER
                                                                                              PORTFOLIOS           TRUSTEESHIPS/
  NAME, D.O.B., ADDRESS AND           TERM OF OFFICE AND         PRINCIPAL OCCUPATION(S)    IN FUND COMPLEX        DIRECTORSHIPS
    POSITION(S) WITH TRUST           LENGTH OF TIME SERVED         DURING PAST 5 YEARS    OVERSEEN BY TRUSTEE     HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                              OFFICERS WHO ARE NOT TRUSTEES- (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

W. Scott Jardine, Secretary         o   Indefinite term         General Counsel,                  N/A                   N/A
and Chief Compliance                o   6 months served         First Trust Advisors L.P.
Officer                                                         and First Trust
D.O.B. 05/60                                                    Portfolios L.P.;
1001 Warrenville Road                                           Secretary, BondWave
Suite 300                                                       LLC and Stonebridge
Lisle, IL 60532                                                 Advisors LLC

Kristi A. Maher                     o   Indefinite term         Assistant General                 N/A                   N/A
Assistant Secretary                 o   6 months served         Counsel, First Trust
D.O.B. 12/66                                                    Portfolios L.P. (March
1001 Warrenville Road                                           2004 to present);
Suite 300                                                       Associate, Chapman and
Lisle, IL 60532                                                 Cutler LLP (1995-2004)

Roger F. Testin                     o   Indefinite term         Senior Vice President,            N/A                   N/A
Vice President                      o   6 months served         First Trust Advisors L.P.
D.O.B. 06/66                                                    (August 2001 to
1001 Warrenville Road                                           present); Analyst, Dolan
Suite 300                                                       Capital Management
Lisle, IL 60532                                                 (1998-2001)

________________________

* The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

                       This Page Left Blank Intentionally.






ITEM 2. CODE OF ETHICS.

     (a) The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The Registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant's board of trustees has determined that Thomas R. Kadlec is qualified to serve as an audit committee financial expert serving on its audit committee and that he is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         (a) AUDIT FEES (REGISTRANT) -- The aggregate fees billed from the Registrant's inception on May 25, 2005 through October 31, 2005, for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for such fiscal year were $15,500.

         (b) AUDIT-RELATED FEES (REGISTRANT) -- The aggregate fees billed from the Registrant's inception on May 25, 2005 through October 31, 2005, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were $0.

                AUDIT-RELATED FEES (INVESTMENT ADVISER) -- The aggregate fees billed from the Registrant's inception on May 25, 2005 through October 31, 2005, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the adviser's financial statements and are not reported under paragraph (a) of this Item were $2,400. These fees were for expenses related to the December 31, 2004 audit of the adviser's financial statements.

         (c) TAX  FEES  (REGISTRANT)  -- The  aggregate  fees  billed  from  the
Registrant's inception on May 25, 2005 through October 31, 2005, for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the Registrant were $0.

                TAX FEES (INVESTMENT ADVISER) -- The aggregate fees billed from the Registrant's inception on May 25, 2005 through October 31, 2005, for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the Registrant's adviser were $0.

         (d) ALL OTHER FEES (REGISTRANT) -- The aggregate fees billed from the Registrant's inception on May 25, 2005 through October e1, 2005, for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0.

                ALL OTHER FEES (INVESTMENT ADVISER) -- The aggregate fees billed from the Registrant's inception on May 25, 2005 through October 31, 2005 for products and services provided by the principal accountant to the Registrant's investment adviser, other than services reported in paragraphs (a) through (c) of this Item were $0.

      (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

         Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy adopted December 12, 2005, the Audit Committee (the
"COMMITTEE") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

         The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the Registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant, subject to the DE MINIMIS exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the Registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to the DE MINIMIS exception, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

      (e)(2) The percentage of services described in each of paragraphs (b) through (d) for the Registrant and the Registrant's investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)
(7)(i)(C) or paragraph(C)(7)(ii)  of Rule 2-01 of Regulation S-X are as follows:

                (b) 0%.

                (c) Not Applicable.

                (d) Not Applicable.

         (f) The percentage of hours expended on the principal accountant's engagement to audit the Registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

         (g) The aggregate non-audit fees billed by the Registrant's accountant for services rendered to the Registrant, and rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant from the inception of the Registrant on May 25, 2005 through October 31, 2005 were $0 for the Registrant and $2,400 for the Registrant's investment adviser.

         (h) Not applicable. The audit committee pre-approved all non-audit services rendered to the Registrant's investment adviser and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Registrant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     (a) The Registrant has a separately designated audit committee consisting of all the independent directors of the Registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and David M. Oster.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.




The Proxy Voting Policies and Procedures are attached herewith.


                           FIRST TRUST ADVISORS, L.P.
                                FIRST TRUST FUNDS
                             PROXY VOTING GUIDELINES

         First Trust Advisors, L.P. (the "ADVISER") serves as investment adviser providing discretionary investment advisory services for several open or closed-end investment companies (the "FUNDS"). As part of these services, the Adviser has full responsibility for proxy voting and related duties. In fulfilling these duties, the Adviser and Funds have adopted the following policies and procedures:

          1. It is the Adviser's policy to seek to ensure that proxies for securities held by a Fund are voted consistently and solely in the best economic interests of the respective Fund.

          2. The Adviser shall be responsible for the oversight of a Fund's proxy voting process and shall assign a senior member of its staff to be responsible for this oversight.

          3. The Adviser has engaged the services of Institutional Shareholder Services, Inc. ("ISS") to make recommendations to the Adviser on the voting of proxies related to securities held by a Fund. ISS provides voting recommendations based on established guidelines and practices. The Adviser has adopted these ISS Proxy Voting Guidelines.

          4. The Adviser shall review the ISS recommendations and generally will vote the proxies in accordance with such recommendations. Notwithstanding the foregoing, the Adviser may not vote in accordance with the ISS recommendations if the Adviser believes that the specific ISS recommendation is not in the best interests of the respective Fund.

          5. If the Adviser manages the assets or pension fund of a company and any of the Adviser's clients hold any securities in that company, the Adviser will vote proxies relating to such company's securities in accordance with the ISS recommendations to avoid any conflict of interest. In addition, if the Adviser has actual knowledge of any other type of material conflict of interest between itself and the respective Fund with respect to the voting of a proxy, the Adviser shall vote the applicable proxy in accordance with the ISS recommendations to avoid such conflict of interest.

          6. If a Fund requests the Adviser to follow specific voting guidelines or additional guidelines, the Adviser shall review the request and follow such guidelines, unless the Adviser determines that it is unable to follow such guidelines. In such case, the Adviser shall inform the Fund that it is not able to follow the Fund's request.

          7. The Adviser may have clients in addition to the Funds which have provided the Adviser with discretionary authority to vote proxies on their behalf. In such cases, the Adviser shall follow the same policies and procedures.

Dated:  September 15, 2003

EXHIBIT B

ISS 2005 PROXY VOTING

GUIDELINES SUMMARY

The following is a condensed version of all proxy voting recommendations contained in the ISS Proxy Voting Manual.

1. OPERATIONAL ITEMS

ADJOURN MEETING

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction for which ISS has recommended a FOR vote. Vote AGAINST proposals if the wording is too vague or if the proposal includes "other business."

AMEND QUORUM REQUIREMENTS

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

AMEND MINOR BYLAWS

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

CHANGE COMPANY NAME

Vote FOR proposals to change the corporate name.

CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING

Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

RATIFYING AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

o An auditor has a financial interest in or association with the company, and is therefore not independent

o     Fees for non-audit services are excessive, or

o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account the tenure of the audit firm, the length of rotation specified in the proposal, any significant audit-related issues at the company, the number of Audit Committee meetings held each year, the number of financial experts serving on the committee, and whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

TRANSACT OTHER BUSINESS

Vote AGAINST proposals to approve other business when it appears as voting item.

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

o Attend less than 75 percent of the board and committee meetings without a valid excuse

o     Implement or renew a dead-hand or modified dead-hand poison pill

o Adopt a poison pill without shareholder approval since the company's last annual meeting and there is no requirement to put the pill to shareholder vote within 12 months of its adoption

o Ignore a shareholder proposal that is approved by a majority of the shares outstanding

o Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

o Failed to act on takeover offers where the majority of the shareholders tendered their shares

o Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees

o Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

o Are audit committee members and the non -audit fees paid to the auditor are excessive.

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

o Are inside directors or affiliated outside directors and the full board is less than majority independent

o Sit on more than six public company boards, or on more than two public boards in addition to their own if they are CEOs of public companies.

o Are on the compensation committee when there is a negative correlation between chief executive pay and company performance

o Have failed to address the issue(s) that resulted in any of the directors receiving more than 50% withhold votes out of those cast at the previous board election

AGE LIMITS

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors either through term limits or mandatory retirement ages.

BOARD SIZE

Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis based on the extent that shareholders have access to the board through their own nominations.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BYCASE basis, using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

o The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

o     Only if the director's legal expenses would be covered.

ESTABLISH/AMEND NOMINEE QUALIFICATIONS

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board. Vote AGAINST shareholder proposals requiring two candidates per board seat.

FILLING VACANCIES/REMOVAL OF DIRECTORS

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Generally vote FOR shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

o Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director).

o     Two-thirds independent board

o     All-independent key committees

o     Established governance guidelines

Additionally, the company should not have under-performed its peers.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

OPEN ACCESS

Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership threshold specified in the proposal and the proponent's rationale for targeting the company in terms of board and director conduct.

STOCK OWNERSHIP REQUIREMENTS

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Vote CASE-BY-CASE shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

TERM LIMITS

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors either through term limits or mandatory retirement ages.

3. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors:

o Long-term financial performance of the target company relative to its industry; management's track record

o     Background to the proxy contest

o     Qualifications of director nominees (both slates)

o Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

Advance Notice Requirements for Shareholder Proposals/Nominations

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

POISON PILLS

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.

Vote FOR shareholder proposals asking that any future pill be put to a shareholder vote.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

5. MERGERS AND CORPORATE RESTRUCTURINGS

APPRAISAL RIGHTS

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

ASSET PURCHASES

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

o     Purchase price

o     Fairness opinion

o     Financial and strategic benefits

o     How the deal was negotiated

o     Conflicts of interest

o     Other alternatives for the business

o     Noncompletion risk.

ASSET SALES

Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:

o     Impact on the balance sheet/working capital

o     Potential elimination of diseconomies

o     Anticipated financial and operating benefits

o     Anticipated use of funds

o     Value received for the asset

o     Fairness opinion

o     How the deal was negotiated

o     Conflicts of interest.

BUNDLED PROPOSALS

Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals.

In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items.

In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

CONVERSION OF SECURITIES

Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

o     Dilution to existing shareholders' position

o     Terms of the offer

o     Financial issues

o     Management's efforts to pursue other alternatives

o     Control issues

o     Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

FORMATION OF HOLDING COMPANY

Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

o     The reasons for the change

o     Any financial or tax benefits

o     Regulatory benefits

o     Increases in capital structure

o     Changes to the articles of incorporation or bylaws of the company.

o Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

o Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure model

o     Adverse changes in shareholder rights

GOING PRIVATE TRANSACTIONS (LBOS AND MINORITY SQUEEZEOUTS)

Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and noncompletion risk.

JOINT VENTURES

Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and noncompletion risk.

LIQUIDATIONS

Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

MERGERS AND ACQUISITIONS/ ISSUANCE OF SHARES TO FACILITATE MERGER OR ACQUISITION

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

o Prospects of the combined company, anticipated financial and operating benefits

o     Offer price

o     Fairness opinion

o     How the deal was negotiated

o     Changes in corporate governance

o     Change in the capital structure

o     Conflicts of interest.

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES

Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders' position, terms of the offer, financial issues, management's efforts to pursue other alternatives, control issues, and conflicts of interest.

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

SPINOFFS

Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:

o     Tax and regulatory advantages

o     Planned use of the sale proceeds

o     Valuation of spinoff

o     Fairness opinion

o     Benefits to the parent company

o     Conflicts of interest

o     Managerial incentives

o     Corporate governance changes

o     Changes in the capital structure.

VALUE MAXIMIZATION PROPOSALS

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.

6. STATE OF INCORPORATION

CONTROL SHARE ACQUISITION PROVISIONS

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

CONTROL SHARE CASHOUT PROVISIONS

Vote FOR proposals to opt out of control share cashout statutes.

DISGORGEMENT PROVISIONS

Vote FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZEOUT PROVISIONS

Vote FOR proposals to opt out of state freezeout provisions.

GREENMAIL

Vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

STAKEHOLDER PROVISIONS

Vote AGAINST proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.

STATE ANTITAKEOVER STATUTES

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

7. CAPITAL STRUCTURE

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Vote FOR management proposals to reduce the par value of common stock.

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

o It is intended for financing purposes with minimal or no dilution to current shareholders

o It is not designed to preserve the voting power of an insider or significant shareholder

ISSUE STOCK FOR USE WITH RIGHTS PLAN

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

PREEMPTIVE RIGHTS

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

PREFERRED STOCK

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

RECAPITALIZATION

Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

REVERSE STOCK SPLITS

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

SHARE REPURCHASE PROGRAMS

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

TRACKING STOCK

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8. EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to equity-based compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to plan participants, adjusted for:

o Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index),

o     Cash compensation, and

o     Categorization of the company as emerging, growth, or mature.

These adjustments are pegged to market capitalization.

Vote AGAINST plans that expressly permit the repricing of underwater stock options without shareholder approval.

Generally vote AGAINST plans in which (1) there is a disconnect between the CEO's pay and company performance (an increase in pay and a decrease in performance) and the main source of the pay increase (over half) is equity-based and (2) the CEO is the participant of the equity proposal. A decrease in performance is based on negative one- and three-year total shareholder returns. An increase in pay is based on the CEO's total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year. Also may WITHHOLD votes from the Compensation Committee members.

Generally vote AGAINST plans if the company's most recent three-year burn rate exceeds one standard deviation in excess of the industry mean and is over two percent of common shares outstanding. See Table 1 for details.

TABLE 1 : PROXY SEASON 2005 BURN RATE THRESHOLDS

                                                           RUSSELL 3000                        NON-RUSSELL 3000
------------------------------------------------------------------------------------------------------------------------------
                                                                     Standard   Mean + Std              Standard    Mean + Std
GICS           GICS Dsec                                   Mean      Deviation     Dev         Mean     Deviation       Dev
------------------------------------------------------------------------------------------------------------------------------
1010           Energy                                      1.60%       1.02%       2.61%       2.59%       2.19%       4.78%
------------------------------------------------------------------------------------------------------------------------------
1510           Materials                                   1.55%       0.81%       2.36%       2.54%       1.92%       4.46%
------------------------------------------------------------------------------------------------------------------------------
2010           Capital Goods                               1.86%       1.19%       3.05%       3.23%       2.93%       6.17%
------------------------------------------------------------------------------------------------------------------------------
2020           Commercial Services & Supplies              2.87%       1.53%       4.40%       4.39%       3.68%       8.07%
------------------------------------------------------------------------------------------------------------------------------
2030           Transportation                              2.10%       1.50%       3.60%       2.44%       2.22%       4.66%
------------------------------------------------------------------------------------------------------------------------------
2510           Automobiles & Components                    2.10%       1.37%       3.48%       2.90%       2.28%       5.18%
------------------------------------------------------------------------------------------------------------------------------
2520           Consumer  Durables & Apparel                2.40%       1.51%       3.90%       3.42%       2.79%       6.21%
------------------------------------------------------------------------------------------------------------------------------
2530           Hotels  Restaurants & Leisure               2.39%       1.08%       3.48%       3.30%       2.87%       6.17%
------------------------------------------------------------------------------------------------------------------------------
2540           Media                                       2.34%       1.50%       3.84%       4.12%       2.89%       7.01%
------------------------------------------------------------------------------------------------------------------------------
2550           Retailing                                   2.89%       1.95%       4.84%       4.26%       3.50%       7.75%
------------------------------------------------------------------------------------------------------------------------------
3010 to 3030   Food & Staples Retailing                    1.98%       1.50%       3.48%       3.37%       3.32%       6.68%
------------------------------------------------------------------------------------------------------------------------------
3510           Health  Care  Equipment & Services          3.24%       1.96%       5.20%       4.55%       3.24%       7.79%
------------------------------------------------------------------------------------------------------------------------------
3520           Pharmaceuticals & Biotechnology             3.60%       1.72%       5.32%       5.77%       4.15%       9.92%
------------------------------------------------------------------------------------------------------------------------------
4010           Banks                                       1.44%       1.17%       2.61%       1.65%       1.60%       3.25%
------------------------------------------------------------------------------------------------------------------------------
4020           Diversified Financials                      3.12%       2.54%       5.66%       5.03%       3.53%       8.55%
------------------------------------------------------------------------------------------------------------------------------
4030           Insurance                                   1.45%       0.88%       2.32%       2.47%       1.77%       4.24%
------------------------------------------------------------------------------------------------------------------------------
4040           Real Estate                                 1.01%       0.89%       1.90%       1.51%       1.50%       3.01%
------------------------------------------------------------------------------------------------------------------------------
4510           Software & Services                         5.44%       3.05%       8.49%       8.08%       6.01%      14.10%
------------------------------------------------------------------------------------------------------------------------------
4520           Technology Hardware & Equipment             4.00%       2.69%       6.68%       5.87%       4.25%      10.12%
------------------------------------------------------------------------------------------------------------------------------
4530           Semiconductors & Semiconductor Equipmen     5.12%       2.86%       7.97%       6.79%       3.95%      10.74%
------------------------------------------------------------------------------------------------------------------------------
5010           Telecommunication Services                  2.56%       2.39%       4.95%       4.66%       3.90%       8.56%
------------------------------------------------------------------------------------------------------------------------------
5510           Utilities                                   0.90%       0.65%       1.55%       3.74%       4.63%       8.38%
------------------------------------------------------------------------------------------------------------------------------

A company with high three-year average burn rates may avoid triggering the burn rate policy by committing to the industry average over the next years.

However, the above general voting guidelines for pay for performance may change if the compensation committee members can demonstrate that they have improved committee performance based on additional public filing such as an DEFA 14A or 8K. The additional filing needs to present strong and compelling evidence of improved performance with new information that has not been disclosed in the original proxy statement. The reiteration of the compensation committee report will not be sufficient evidence of improved committee performance.

Evidence of improved compensation committee performance includes all of the following:

o The compensation committee has reviewed all components of the CEO's compensation, including the following:

-     Base salary, bonus, long-term incentives

- Accumulative realized and unrealized stock option and restricted stock gains

- Dollar value of perquisites and other personal benefits to the CEO and the cost to the company

- Earnings and accumulated payment obligations under the company's nonqualified deferred compensation program

- Actual projected payment obligations under the company's supplemental executive retirement plan (SERPs)

A tally sheet setting forth all the above components was prepared and reviewed affixing dollar amounts under the various payout scenarios.

o A tally sheet with all the above components should be disclosed for the following termination scenarios:

-     Payment if termination occurs within 12 months: $_____

-     Payment if "not for cause" termination occurs within 12 months: $_____

-     Payment if "change of control" termination occurs within 12 months: $_____

o The compensation committee is committed to provide additional information on the named executives' annual cash bonus program and/or long-term incentive cash plan for the current fiscal year. The compensation committee will provide full disclosure of the qualitative and quantitative performance criteria and hurdle rates used to determine the payouts of the cash program. From this disclosure, shareholders will know the minimum level of performance required for any cash bonus to be delivered as well as the maximum cash bonus payable for superior performance.

The repetition of the compensation committee report does not meet ISS' requirement of compelling and strong evidence of improved disclosure. The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the annual cash bonus and/or long-term incentive cash plan based on the additional disclosure.

o The compensation committee is committed to grant a substantial portion of performance-based equity awards to the named executive officers. A substantial portion of performance-based awards would be at least 50 percent of the shares awarded to each of the named executive officers. Performance-based equity awards are earned or paid out based on the achievement of company performance targets. The company will disclose the details of the performance criteria (e.g., return on equity) and the hurdle rates (e.g., 15 percent) associated with the performance targets. From this disclosure, shareholders will know the minimum level of performance required for any equity grants to be made. The performance-based equity awards do not refer to non-qualified stock options(1) or performance-accelerated grants(2). Instead, performance-based equity awards are performancecontingent grants where the individual will not receive the equity grant by not meeting the target performance and vice versa.

The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the performance-based equity awards based on the additional disclosure.

o The compensation committee has the sole authority to hire and fire outside compensation consultants. The role of the outside compensation consultant is to assist the compensation committee to analyze executive pay packages or contracts and understand the company's financial measures.

BASED ON THE ADDITIONAL DISCLOSURE OF IMPROVED PERFORMANCE OF THE COMPENSATION COMMITTEE, ISS WILL GENERALLY VOTE FOR THE COMPENSATION COMMITTEE MEMBERS UP FOR ANNUAL ELECTION AND VOTE FOR THE EMPLOYEE-BASED STOCK PLAN IF THERE IS ONE ON THE BALLOT. HOWEVER, ISS IS NOT LIKELY TO VOTE FOR THE COMPENSATION COMMITTEE MEMBERS AND/OR THE EMPLOYEE-BASED STOCK PLAN IF ISS BELIEVES THE COMPANY HAS NOT PROVIDED COMPELLING AND SUFFICIENT EVIDENCE OF TRANSPARENT ADDITIONAL DISCLOSURE OF EXECUTIVE COMPENSATION BASED ON THE ABOVE REQUIREMENTS.

DIRECTOR COMPENSATION

Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

On occasion, director stock plans that set aside a relatively small of shares when combined with employee or executive stock compensation plans exceed the allowable cap. In such cases, starting proxy season 2005, ISS will supplement the analytical approach with a qualitative review of board compensation for companies, taking into consideration:

o     Director stock ownership guidelines

-     A minimum of three times the annual cash retainer.

o     Vesting schedule or mandatory holding/deferral period

-     A minimum vesting of three years for stock options or restricted stock, or

-     Deferred stock payable at the end of a three-year deferral period.

o     Mix between cash and equity

- A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity.

- If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

----------
(1) Non-qualified stock options are not performance-based awards unless the grant or the vesting of the stock options is tied to the achievement of a pre-determined and disclosed performance measure. A rising stock market will generally increase share prices of all companies, despite of the company's underlying performance.

(2) Performance-accelerated grants are awards that vest earlier based on the achievement of a specified measure. However, these grants will ultimately vest over time even without the attainment of the goal(s).

o     Retirement/Benefit and Perquisites programs

-     No retirement/benefits and perquisites provided to non-employee directors.

o     Quality of disclosure

- Provide detailed disclosure on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

For ISS to recommend a vote FOR director equity plans based on the above qualitative features, a company needs to demonstrate that it meets all the above qualitative features in its proxy statement.

STOCK PLANS IN LIEU OF CASH

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered in the quantitative model. However, the cost would be lower than full-value awards since part of the deferral compensation is in-lieu-of cash compensation.

DIRECTOR RETIREMENT PLANS

Vote AGAINST retirement plans for nonemployee directors.

Vote FOR shareholder proposals to eliminate retirement plans for nonemployee directors.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

o     Historic trading patterns

o     Rationale for the repricing

o     Value-for-value exchange

o     Treatment of surrendered options

o     Option vesting

o     Term of the option

o     Exercise price

o     Participation.

QUALIFIED EMPLOYEE STOCK PURCHASE PLANS

Votes on qualified employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

o     Purchase price is at least 85 percent of fair market value

o     Offering period is 27 months or less, and

o The number of shares allocated to the plan is ten percent or less of the outstanding shares

Vote AGAINST qualified employee stock purchase plans where any of the following apply:

o     Purchase price is less than 85 percent of fair market value, or

o     Offering period is greater than 27 months, or

o The number of shares allocated to the plan is more than ten percent of the outstanding shares

NONQUALIFIED EMPLOYEE STOCK PURCHASE PLANS

Votes on nonqualified employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR nonqualified employee stock purchase plans with all the following features:

o Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company).

o Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary.

o Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value.

o No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria.

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(K) EMPLOYEE BENEFIT PLANS

Vote FOR proposals to implement a 401(k) savings plan for employees.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

OPTION EXPENSING

Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

PERFORMANCE-BASED AWARDS

Generally vote FOR shareholder proposals advocating the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless:

o The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options)

o The company demonstrates that it is using a substantial portion of performance-based awards for its top executives

GOLDEN PARACHUTES AND EXECUTIVE SEVERANCE AGREEMENTS

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include the following:

o     The triggering mechanism should be beyond the control of management

o The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs

o Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. ISS defines change in control as a change in the company ownership structure.

PENSION PLAN INCOME ACCOUNTING

Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS (SERPS)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

9. SOCIAL AND ENVIRONMENTAL ISSUES

CONSUMER ISSUES AND PUBLIC SAFETY

ANIMAL RIGHTS

Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:

o The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products),

o The availability and feasibility of alternatives to animal testing to ensure product safety, and

o     The degree that competitors are using animal-free testing.

o Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:

o The company has already published a set of animal welfare standards and monitors compliance

o The company's standards are comparable to or better than those of peer firms, and

o There are no serious controversies surrounding the company's treatment of animals

DRUG PRICING

Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:

o     Whether the proposal focuses on a specific drug and region

o Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness

o The extent that reduced prices can be offset through the company's marketing budget without affecting R&D spending

o     Whether the company already limits price increases of its products

o Whether the company already contributes life -saving pharmaceuticals to the needy and Third World countries

o     The extent that peer companies implement price restraints

GENETICALLY MODIFIED FOODS

Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution

o The quality of the company's disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure

o Company's current disclosure on the feasibility of GE product labeling, including information on the related costs

o Any voluntary labeling initiatives undertaken or considered by the company.

Vote CASE-BY-CASE on proposals asking for the preparation of a report on the financial, legal, and environmental impact of continued use of GE ingredients/seeds.

o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution

o The quality of the company's disclosure on risks related to GE product use and how this disclosure compares with peer company disclosure

o The percentage of revenue derived from international operations, particularly in Europe, where GE products are more regulated and consumer backlash is more pronounced.

Vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community.

Vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company's products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.

HANDGUNS

Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

HIV/AIDS

Vote CASE-BY-CASE on requests for reports outlining the impact of the health pandemic (HIV/AIDS, malaria and tuberculosis) on the company's Sub-Saharan operations and how the company is responding to it, taking into account:

o The nature and size of the company's operations in Sub-Saharan Africa and the number of local employees

o The company's existing healthcare policies, including benefits and healthcare access for local workers

o     Company donations to healthcare providers operating in the region

Vote AGAINST proposals asking companies to establish, implement, and report on a standard of response to the HIV/AIDS, TB, and Malaria health pandemic in Africa and other developing countries, unless the company has significant operations in these markets and has failed to adopt policies and/or procedures to address these issues comparable to those of industry peers.

PREDATORY LENDING

Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

o Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices

o Whether the company has adequately disclosed the financial risks of its subprime business

o Whether the company has been subject to violations of lending laws or serious lending controversies

o     Peer companies' policies to prevent abusive lending practices.

TOBACCO

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Second-hand smoke:

o     Whether the company complies with all local ordinances and regulations

o The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness

o     The risk of any health-related liabilities. Advertising to youth:

o Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations

o     Whether the company has gone as far as p eers in restricting advertising

o Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth

o     Whether restrictions on marketing to youth extend to foreign countries

Cease production of tobacco-related products or avoid selling products to tobacco companies:

o     The percentage of the company's business affected

o The economic loss of eliminating the business versus any potential tobacco-related liabilities.

o     Spinoff tobacco-related businesses:

o     The percentage of the company's business affected

o     The feasibility of a spinoff

o     Potential future liabilities related to the company's tobacco business.

Stronger product warnings:

Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Investment in tobacco stocks:

Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

ENVIRONMENT AND ENERGY

ARCTIC NATIONAL WILDLIFE REFUGE

Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

o New legislation is adopted allowing development and drilling in the ANWR region;

o     The company intends to pursue operations in the ANWR; and

o The company does not currently disclose an environmental risk report for their operations in the ANWR.

CERES PRINCIPLES

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

o The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES

o The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills

o Environmentally conscious practices of peer companies, including endorsement of CERES

o     Costs of membership and implementation.

ENVIRONMENTAL-ECONOMIC RISK REPORT

Vote CASE BY CASE on proposals requesting an economic risk assessment of environmental performance considering:

o     The feasibility of financially quantifying environmental risk factors,

o The company's compliance with applicable legislation and/or regulations regarding environmental performance,

o     The costs associated with implementing improved standards,

o The potential costs associated with remediation resulting from poor environmental performance, and

o     The current level of disclosure on environmental policies and initiatives.

ENVIRONMENTAL REPORTS

Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

GLOBAL WARMING

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company's line of business.

Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

RECYCLING

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

o     The nature of the company's business and the percentage affected

o     The extent that peer companies are recycling

o     The timetable prescribed by the proposal

o     The costs and methods of implementation

o Whether the company has a poor environmental track record, such as violations of federal and state regulations.

RENEWABLE ENERGY

In general, vote FOR requests for reports on the feasibility of developing renewable energy sources unless the report is duplicative of existing disclosure or irrelevant to the company's line of business.

Generally vote AGAINST proposals requesting that the company invest in renewable energy sources. Such decisions are best left to management's evaluation of the feasibility and financial impact that such programs may have on the company.

SUSTAINABILITY REPORT

Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:

      o The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; comprehensive Code of Corporate Conduct; and/or Diversity Report; or

      o The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

GENERAL CORPORATE ISSUES

OUTSOURCING/ OFFSHORING

Vote CASE BY CASE on proposals calling for companies to report on the risks associated with outsourcing, considering:

      o     Risks associated with certain international markets

      o     The utility of such a report to shareholders

      o The existence of a publicly available code of corporate conduct that applies to international operations

LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

o     The relevance of the issue to be linked to pay

o The degree that social performance is already included in the company's pay structure and disclosed

o The degree that social performance is used by peer companies in setting pay

o Violations or complaints filed against the company relating to the particular social performance measure

o Artificial limits sought by the proposal, such as freezing or capping executive pay

o     Independence of the compensation committee

o     Current company pay levels.

CHARITABLE/POLITICAL CONTRIBUTIONS

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

o The company is in compliance with laws governing corporate political activities, and

o The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.

Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

LABOR STANDARDS AND HUMAN RIGHTS

CHINA PRINCIPLES

Vote AGAINST proposals to implement the China Principles unless:

o There are serious controversies surrounding the company's China operations, and

o The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS

Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:

o     The nature and amount of company business in that country

o     The company's workplace code of conduct

o     Proprietary and confidential information involved

o     Company compliance with U.S. regulations on investing in the country

o     Level of peer company involvement in the country.

INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

o The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent

o     Agreements with foreign suppliers to meet certain workplace standards

o     Whether company and vendor facilities are monitored and how

o     Company participation in fair labor organizations

o     Type of business

o     Proportion of business conducted overseas

o     Countries of operation with known human rights abuses

o Whether the company has been recently involved in significant labor and human rights controversies or violations

o     Peer company standards and practices

o     Union presence in company's international factories

o Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

o The company does not operate in countries with significant human rights violations

o     The company has no recent human rights controversies or violations, or

o The company already publicly discloses information on its vendor standards compliance.

MACBRIDE PRINCIPLES

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

o     Company compliance with or violations of the Fair Employment Act of 1989

o Company antidiscrimination policies that already exceed the legal requirements

o     The cost and feasibility of adopting all nine principles

o The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)

o     The potential for charges of reverse discrimination

o The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted

o     The level of the company's investment in Northern Ireland

o     The number of company employees in Northern Ireland

o     The degree that industry peers have adopted the MacBride Principles

o Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

MILITARY BUSINESS

FOREIGN MILITARY SALES/OFFSETS

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

LANDMINES AND CLUSTER BOMBS

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

o     Whether the company has in the past manufactured landmine components

o     Whether the company's peers have renounced future production

o Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

o     What weapons classifications the proponent views as cluster bombs

o Whether the company currently or in the past has manufactured cluster bombs or their components

o     The percentage of revenue derived from cluster bomb manufacture

o     Whether the company's peers have renounced future production

NUCLEAR WEAPONS

Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

OPERATIONS IN NATIONS SPONSORING TERRORISM (IRAN)

Vote CASE-BY-CASE on requests for a board committee review and report outlining the company's financial and reputational risks from its operations in Iran, taking into account current disclosure on:

o The nature and purpose of the Iranian operations and the amount of business involved (direct and indirect revenues and expenses) that could be affected by political disruption

o     Compliance with U.S. sanctions and laws

SPACED-BASED WEAPONIZATION

Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:

o     The information is already publicly available or

o     The disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY

BOARD DIVERSITY

Generally vote FOR reports on the company's efforts to diversify the board, unless:

o The board composition is reasonably inclusive in relation to companies of similar size and business or

o The board already reports on its nominating procedures and diversity initiatives.

Generally vote AGAINST proposals that would call for the adoption of specific committee charter language regarding diversity initiatives unless the company fails to publicly disclose existing equal opportunity or nondiscrimination policies.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

o     The degree of board diversity

o     Comparison with peer companies

o     Established process for improving board diversity

o     Existence of independent nominating committee

o     Use of outside search firm

o     History of EEO violations.

EQUAL EMPLOYMENT OPPORTUNITY (EEO)

Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:

o     The company has well-documented equal opportunity programs

o The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

o     The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

GLASS CEILING

Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:

o     The composition of senior management and the board is fairly inclusive

o The company has well-documented programs addressing diversity initiatives and leadership development

o The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

o The company has had no recent, significant EEO-related violations or litigation

SEXUAL ORIENTATION

Vote FOR proposals seeking to amend a company's EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company.

Vote AGAINST proposals to ext end company benefits to or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company.

10. MUTUAL FUND PROXIES

ELECTION OF DIRECTORS

Vote the election of directors on a CASE-BY-CASE basis, considering the following factors: board structure; director independence and qualifications; and compensation of directors within the fund and the family of funds attendance at board and committee meetings.

Votes should be withheld from directors who:

o     attend less than 75 percent of the board and committee meetings

o     without a valid excuse for the absences. Valid reasons include illness or

o absence due to company business. Participation via telephone is acceptable.

o     In addition, if the director missed only one meeting or one day's

o     meetings, votes should not be withheld even if such absence dropped the

o     director's attendance below 75 percent.

o     ignore a shareholder proposal that is approved by a majority of shares

o     outstanding;

o     ignore a shareholder proposal that is approved by a majority of the

o     votes cast for two consecutive years;

o     are interested directors and sit on the audit or nominating committee; or

o     are interested directors and the full board serves as the audit or

o     nominating committee or the company does not have one of these

o     committees.

CONVERTING CLOSED-END FUND TO OPEN-END FUND

Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors: past performance as a closed-end fund; market in which the fund invests; measures taken by the board to address the discount; and past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

Votes on proxy contests should be determined on a CASE-BY-CASE basis, considering the following factors:

o     Past performance relative to its peers

o     Market in which fund invests

o     Measures taken by the board to address the issues

o     Past shareholder activism, board activity, and votes on related proposals

o     Strategy of the incumbents versus the dissidents

o     Independence of directors

o     Experience and skills of director candidates

o     Governance profile of the company

o     Evidence of management entrenchment

INVESTMENT ADVISORY AGREEMENTS

Votes on investment advisory agreements should be determined on a CASE-BY-CASE basis, considering the following factors:

o     Proposed and current fee schedules

o     Fund category/investment objective

o     Performance benchmarks

o     Share price performance as compared with peers

o     Resulting fees relative to peers

o     Assignments (where the advisor undergoes a change of control)

APPROVING NEW CLASSES OR SERIES OF SHARES

Vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS

Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors: stated specific financing purpose, possible dilution for common shares, and whether the shares can be used for antitakeover purposes

1940 ACT POLICIES

Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors: potential competitiveness; regulatory developments; current and potential returns; and current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with t he current SEC interpretation.

CHANGING A FUNDAMENTAL RESTRICTION TO A NONFUNDAMENTAL RESTRICTION

Proposals to change a fundamental restriction to a nonfundamental restriction should be evaluated on a CASE-BY- CASE basis, considering the following factors: the fund's target investments, the reasons given by the fund for the change, and the projected impact of the change on the portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL

Vote AGAINST proposals to change a fund's fundamental investment objective to nonfundamental.

NAME CHANGE PROPOSALS

Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors: political/economic changes in the target market, consolidation in the target market, and current asset composition

CHANGE IN FUND'S SUBCLASSIFICATION

Votes on changes in a fund's subclassification should be determined on a CASE-BY-CASE basis, considering the following factors: potential competitiveness, current and potential returns, risk of concentration, and consolidation in target industry

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

Vote these proposals on a CASE-BY-CASE basis, considering the following factors: strategies employed to salvage the company; the fund's past performance; and terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT

Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors:

o     The degree of change implied by the proposal

o     The efficiencies that could result

o     The state of incorporation

o     Regulatory standards and implications

Vote AGAINST any of the following changes:

o Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series

o Removal of shareholder approval requirement for amendments to the new declaration of trust

o Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act

o Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares

o Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements

o Removal of shareholder approval requirement to change the domicile of the fund

CHANGING THE DOMICILE OF A FUND

Vote reincorporations on a CASE-BY-CASE basis, considering the following factors: regulations of both states; required fundamental policies of both states; and the increased flexibility available.

AUTHORIZING THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER APPROVAL

Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

DISTRIBUTION AGREEMENTS

Vote these proposals on a CASE-BY-CASE basis, considering the following factors: fees charged to comparably sized funds with similar objectives, the proposed distributor's reputation and past performance, the competitiveness of the fund in the industry, and terms of the agreement.

MASTER-FEEDER STRUCTURE

Vote FOR the establishment of a master-feeder structure.

MERGERS

Vote merger proposals on a CASE-BY-CASE basis, considering the following factors: resulting fee structure, performance of both funds, continuity of management personnel, and changes in corporate governance and their impact on shareholder rights.

SHAREHOLDER PROPOSALS TO ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

SHAREHOLDER PROPOSALS TO REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

SHAREHOLDER PROPOSALS TO TERMINATE THE INVESTMENT ADVISOR

Vote to terminate the investment advisor on a CASE-BY-CASE basis, considering the following factors: performance of the fund's NAV, the fund's history of shareholder relations, and the performance of other funds under the advisor's management.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not yet applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.


         On December 12, 2005, the Registrant's Board of Trustees adopted an Amended Nominating and Governance Committee Charter which included some material changes to the procedures by which shareholders may recommend nominees to the Registrant's board of trustees as described below:

         Any proposal to elect any person nominated by shareholders for election as trustee may only be brought before an annual meeting of the Registrant if timely written notice (the "Shareholder Notice") is provided to the secretary of the Registrant. Unless a greater or lesser period is required under applicable law, to be timely, the Shareholder Notice must be delivered to or mailed and received at Registrant's address, 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, Attn: W. Scott Jardine, not less than forty-five (45) days nor more than sixty (60) days prior to the first anniversary date of the date of the Registrant's proxy statement released to shareholders for the prior year's annual meeting; provided, however, if and only if the annual meeting is not scheduled to be held within a period that commences thirty (30) days before the first anniversary date of the annual meeting for the preceding year and ends thirty (30) days after such anniversary date (an annual meeting date outside such period being referred to herein as an "Other Annual Meeting Date"), such Shareholder Notice must be given in the manner provided herein by the later of the close of business on (i) the date forty-five (45) days prior to such Other Annual Meeting Date or (ii) the tenth (10th) business day following the date such Other Annual Meeting Date is first publicly announced or disclosed.

         Any shareholder submitting a nomination of any person or persons (as the case may be) for election as a trustee or trustees of the Registrant shall deliver, as part of such Shareholder Notice: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person or persons to be nominated; (B) the class or series and number of all shares of the Registrant owned of record or beneficially by each such person or persons, as reported to such shareholder by such nominee(s);
(C) any other information regarding each such person required by paragraphs (a),
(d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (or any successor provision thereto); (D) any other information regarding the person or persons to be nominated that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitation of proxies for election of trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether such shareholder believes any nominee is or will be an "interested person" of the Registrant (as defined in the Investment Company Act of 1940) and, if not an "interested person," information regarding each nominee that will be sufficient for the Registrant to make such determination; and (ii) the written and signed consent of any person to be nominated to be named as a nominee and to serve as a trustee if elected. In addition, the trustees may require any proposed nominee to furnish such other information as they may reasonably require or deem necessary to determine the eligibility of such proposed nominee to serve as a trustee.

         Without limiting the foregoing, any shareholder who gives a Shareholder Notice of any matter proposed to be brought before a shareholder meeting (whether or not involving nominees for trustees) shall deliver, as part of such Shareholder Notice: (i) the description of and text of the proposal to be presented; (ii) a brief written statement of the reasons why such shareholder favors the proposal; (iii) such shareholder's name and address as they appear on the Registrant's books; (iv) any other information relating to the shareholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with the solicitation of proxies with respect to the matter(s) proposed pursuant to Section 14 of the Exchange Act; (v) the class or series and number of all shares of the Registrant owned beneficially and of record by such shareholder; (vi) any material interest of such shareholder in the matter proposed (other than as a shareholder); (vii) a representation that the shareholder intends to appear in person or by proxy at the shareholder meeting to act on the matter(s) proposed; (viii) if the proposal involves nominee(s) for trustees, a description of all arrangements or understandings between the shareholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by the shareholder; and (ix) in the case of a shareholder (a "BENEFICIAL OWNER") that holds shares entitled to vote at the meeting through a nominee or "street name" holder of record, evidence establishing such Beneficial Owner's indirect ownership of, and entitlement to vote, shares at the meeting of shareholders. As used herein, shares "beneficially owned" shall mean all shares which such person is deemed to beneficially own pursuant to Rules 13d-3 and 13d-5 under the Exchange Act.

         A copy of the amended Nominating and Governance Committee Charter is available on the Registrant's website at www.ftportfolios.com.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)   Not applicable.

     (b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) FIRST TRUST/FIDAC MORTGAGE INCOME FUND
             -------------------------------------------------------------------
By (Signature and Title)* /S/ JAMES A. BOWEN
                         -------------------------------------------------------
                         James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                         (principal executive officer)

Date  DECEMBER 22, 2005
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /S/ JAMES A. BOWEN
                         -------------------------------------------------------
                         James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                         (principal executive officer)

Date  DECEMBER 22, 2005
    ----------------------------------------------------------------------------


By (Signature and Title)* /S/ MARK R. BRADLEY
                         -------------------------------------------------------
                         Mark R. Bradley, Treasurer, Controller, Chief Financial Officer and Chief Accounting Officer
                         (principal financial officer)

Date  DECEMBER 22, 2005
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.